[L-Share Product Name]                                                                                Kemper Investors Life
                                                                                                      Insurance Company
                                                                                                      [1600 McConnor Parkway    ]
                                                                                                      [Schaumburg, IL 60196-6801]

====================================================================================================================================
     Please Print Clearly. All highlighted sections must be completed.

       --------------------------------------------------------------------------------------------------------------------------
       1.Owner:
       --------------------------------------------------------------------------------------------------------------------------

       ________________________________________________________________________________________   [ ] Male [ ] Female
       Name (First, Middle, Last) or Name of Trust

       ________________________________________________________________________________________   _______________________________
       Street Address                                                                             Social Security/Tax I.D. Number

       ________________________________________________________________________________________   _______________________________
       City, State, Zip                                                                           Date of Birth/Trust

       (     )
       _____________________________________  _________________________________________________
       Daytime Telephone                      E-mail Address (Optional)

       --------------------------------------------------------------------------------------------------------------------------
       2. Joint Owner: (For non-qualified contracts only)
       --------------------------------------------------------------------------------------------------------------------------

       ________________________________________________________________________________________   [ ] Male [ ] Female
       Name (First, Middle, Last) or Name of Trust

       ________________________________________________________________________________________   _______________________________
       Street Address                                                                             Social Security/Tax I.D. Number

       ________________________________________________________________________________________   _______________________________
       City, State, Zip                                                                           Date of Birth/Trust

       (     )
       ________________________________________________________________________________________
       Daytime Telephone

       --------------------------------------------------------------------------------------------------------------------------
       3. Annuitant: (if different than owner)
       --------------------------------------------------------------------------------------------------------------------------

       ________________________________________________________________________________________   [ ] Male [ ] Female
       Name (First, Middle, Last) or Name of Trust

       __________________/_____________/_______________________________________________________
       Date of Birth                          Social Security/Tax I.D. Number

       --------------------------------------------------------------------------------------------------------------------------
       4. Joint Annuitant: (if different than owner) (For non-qualified contracts only)
       --------------------------------------------------------------------------------------------------------------------------

       ______________________________________________________________________________________     [ ] Male [ ] Female
       Name (First, Middle, Last) or Name of Trust

       __________________/_____________/_______________________________________________________
       Date of Birth                          Social Security/Tax I.D. Number

       --------------------------------------------------------------------------------------------------------------------------
       5. Beneficiaries (For Additional Beneficiaries, use Section 14):
       --------------------------------------------------------------------------------------------------------------------------
       If you designated a joint owner, do not complete a primary beneficiary in this section. The surviving joint owner will be the primary beneficiary upon the death of a joint owner. If the beneficiary is a trust, please provide the date the trust was established. Allocations must total 100%.

       Name                         Date of Birth     Primary or Contingent          Relationship to Owner          Allocation

       ___________________________  ________________  _____________________________  _____________________________  ____________%

       ___________________________  ________________  _____________________________  _____________________________  ____________%

       ___________________________  ________________  _____________________________  _____________________________  ____________%

       --------------------------------------------------------------------------------------------------------------------------
       6. Type of Plan To Be Issued:
       --------------------------------------------------------------------------------------------------------------------------
       [ ] Non-qualified     [ ] SEP-IRA     [ ] 401(k) Profit Sharing      [ ] 401(a) Pension/Profit Sharing     [ ] Roth IRA
       [ ] 403(b) TSA        [ ] IRA         [ ] 457 Def. Comp              [ ] Charitable Remainder Trust


       L-8826                                                                                                              [(12/01)]

7. Initial Payment: [Make check payable to Kemper Investors Life Insurance Company]

$___________________________________________ [Minimum: Non-qualified $10,000,
                                                       Qualified $2000]

If IRA, Roth IRA, or SEP-IRA, please complete the following:
[_] Rollover (personal checks only)     [_] Trustee to Trustee Transfer
[_] Director Rollover     [_] Regular Payment  Apply $_________________________
To Tax Year ________________________

8. Optional Riders: This section must be completed (check one of the following boxes).

I/We elect the following and understand there is/are an additional charge(s):
[_] Option 1     [_] Option 2     [_] Option 3     [_] I choose not to elect an
                                                       optional rider.

9. Annuitization:

I elect to have Annuity Payments begin on ____/____/____. The annuity date must be at least 2 years after issue.
The annuity date may not be later than the original youngest annuitant's 91st birthday or ten years after issue if later.

10. Allocation of Payment: (for initial and subsequent payments)

Alger                        Scudder (continued        SVS (subadvised)                       Fixed Account
_____% Balanced              _____% Glb Bl Chip        _____% SVS Fncl Srvs (Dreman)          _____% Fxd Acc't
_____% Lvrgd AllCap          _____% Glb Disc           _____% SVS Hgh Rtrn Eq (Dreman)
                             _____% Gov Sec            _____% SVS Dynmc Grwth (INVESCO)       GPAs
Credit Suisse                _____% Growth             _____% SVS Fcs Val+Grwth (ZSI/Janus)   _____%  1 Year
_____% Emrg Mrkt             _____% Grwth & Inc        _____% SVS Fcs Lrg Cap Grwth (Eagle)   _____%  2 Year
_____% Glb Pst Vnt Cap       _____% Health Scncs       _____% SVS Grwth & Inc (Janus)         _____%  3 Year
                             _____% High Yield         _____% SVS Grwth Oppr (Janus)          _____%  4 Year
Dreyfus                      _____% Int'l              _____% SVS Index 500 (Deutsche)        _____%  5 Year
_____% Midcap Stk            _____% Invst Grd Bnd      _____% SVS Mid-Cap Grwth (Turner)      _____%  6 Year
_____% Soc Rspnsble          _____% Mny Mrkt I         _____% SVS Strtgc Eqty (Turner)        _____%  7 Year
                             _____% Mny Mrkt II        _____% SVS Venture Value (Davis)       _____%  8 Year
Scudder                      _____% Sml Cp Grwth       _____% SVS Strtgc Value (MFS)          _____%  9 Year
_____% Agg Grwth             _____% Tech Grwth         _____% SVS Sml Cap Val (Dreman)        _____% 10 Year
_____% B1 Chip               _____% Totl Return
_____% Cap Grwth             _____% 21st Cent Grwth
_____% Contrn Value          _____% Int'l Slct Eq             (All allocations above must total 100%.
                                                              $500 minimum per account.)


11. Automatic Asset Rebalancing: (Not available concurrently with DCA)

[_] I elect Automatic Asset Rebalancing (AAR) among the above accounts
    (excluding Fixed, GPA's and the Money Market II subaccount).

Frequency: Every [_] 3     [_] 6     [_] 12 Months

Beginning: ______/______/______

Unless otherwise specified, rebalancing will occur each period on the date the contract/certificate is issued to the allocation selected in Section 10 of this application.

12. Systematic Accumulations:

[_] I authorize automatic deductions of $_____________ from my bank account to be applied to this contract/certificate. A $100 minimum applies.

Frequency: Every [_] 1     [_] 3     [_] 6     [_] 12 Months

Beginning: ______/______/______

Please attach a voided check or voided withdrawal slip.

13. "Protect Your Future" Program:

[_] Allocate a portion of my initial payment to the _____________ year GPA such that, at the end of the Guarantee Period, the GPA would grow to an amount equal to the total initial payment assuming no withdrawals or transfers of any kind. The remaining balance will be applied as indicated in Section 10.

14. Remarks:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

L-8826

15. Systematic Withdrawals:
[_] Please withdraw $____________________  [_] Net  [_] Gross
                        ($100 minimum)

Please:  [_] Do not withhold federal income taxes.

         [_] Do withhold at 10% or _____________ (%).

Funds allocated to a GPA are subject to a Market Value Adjustment unless withdrawals are taken within 30 days after the end of a Guarantee Period.

Frequency: Every [_] 1     [_] 3     [_] 6     [_] 12 Months

Beginning: ______/______/______

Use Form L-8657 for automatic 70 1/2 minimum distributions. For 401(k) and 430(b), use Form L-8635.

Withdrawals before age 59 1/2 may be subject to a 10% IRS penalty. Please consult your tax advisor.
--------------------------------------------------------------------------------
Withdraw From (All allocations must total 100%):
[_] Please Pro-rate

Alger                        Scudder (continued)       SVS (subadvised)                       Fixed Account
_____% Balanced              _____% Glb Bl Chip        _____% SVS Fncl Srvs (Dreman)          _____% Fxd Acc't
_____% Lvrgd AllCap          _____% Glb Disc           _____% SVS Hgh Rtrn Eq (Dreman)
                             _____% Gov Sec            _____% SVS Dynmc Grwth (INVESCO)       GPAs
Credit Suisse                _____% Growth             _____% SVS Fcs Val+Grwth (ZSI/Janus)   _____%  1 Year
_____% Emrg Mrkt             _____% Grwth & Inc        _____% SVS Fcs Lrg Cap Grwth (Eagle)   _____%  2 Year
_____% Glb Pst Vnt Cap       _____% Health Scncs       _____% SVS Grwth & Inc (Janus)         _____%  3 Year
                             _____% High Yield         _____% SVS Grwth Oppr (Janus)          _____%  4 Year
Dreyfus                      _____% Int'l              _____% SVS Index 500 (Deutsche)        _____%  5 Year
_____% Midcap Stk            _____% Invst Grd Bnd      _____% SVS Mid-Cap Grwth (Turner)      _____%  6 Year
_____% Soc Rspnsble          _____% Mny Mrkt I         _____% SVS Strtgc Eqty (Turner)        _____%  7 Year
                             _____% Mny Mrkt II        _____% SVS Venture Value (Davis)       _____%  8 Year
Scudder                      _____% Sml Cp Grwth       _____% SVS Strtgc Value (MFS)          _____%  9 Year
_____% Agg Grwth             _____% Tech Grwth         _____% SVS Sml Cap Val (Dreman)        _____% 10 Year
_____% B1 Chip               _____% Totl Return
_____% Cap Grwth             _____% 21st Cent Grwth
_____% Contrn Value          _____% Int'l Slct Eq


16. Dollar Cost Averaging: (Not available with Automatic Asset Rebalancing. DCA is not allowed from any GPAs.)

[_] Please transfer $_______________ ($100 minimum) from _______________________
    (enter one Subaccount Name or the Fixed Account).

or

[_] Please transfer interest only from the Fixed Account (must maintain a $10,000 balance and continue DCA for at least one year).

Frequency: Every [_] 1 [_] 3 Months  Beginning: __________________________

           Unless otherwise specified, DCA will occur each period on the date the contract/certificate is issued.
--------------------------------------------------------------------------------
Transfer To (All allocations must total 100%):

Alger                        Scudder (continued        SVS (subadvised)                       Fixed Account
_____% Balanced              _____% Glb Bl Chip        _____% SVS Fncl Srvs (Dreman)          _____% Fxd Acc't
_____% Lvrgd AllCap          _____% Glb Disc           _____% SVS Hgh Rtrn Eq (Dreman)
                             _____% Gov Sec            _____% SVS Dynmc Grwth (INVESCO)       GPAs
Credit Suisse                _____% Growth             _____% SVS Fcs Val+Grwth (ZSI/Janus)   _____%  1 Year
_____% Emrg Mrkt             _____% Grwth & Inc        _____% SVS Fcs Lrg Cap Grwth (Eagle)   _____%  2 Year
_____% Glb Pst Vnt Cap       _____% Health Scncs       _____% SVS Grwth & Inc (Janus)         _____%  3 Year
                             _____% High Yield         _____% SVS Grwth Oppr (Janus)          _____%  4 Year
Dreyfus                      _____% Int'l              _____% SVS Index 500 (Deutsche)        _____%  5 Year
_____% Midcap Stk            _____% Invst Grd Bnd      _____% SVS Mid-Cap Grwth (Turner)      _____%  6 Year
_____% Soc Rspnsble          _____% Mny Mrkt I         _____% SVS Strtgc Eqty (Turner)        _____%  7 Year
                             _____% Sml Cp Grwth       _____% SVS Venture Value (Davis)       _____%  8 Year
Scudder                      _____% Tech Grwth         _____% SVS Strtgc Value (MFS)          _____%  9 Year
_____% Agg Grwth             _____% Totl Return        _____% SVS Sml Cap Val (Dreman)        _____% 10 Year
_____% B1 Chip               _____% 21st Cent Grwth
_____% Cap Grwth             _____% Int'l Slct Eq
_____% Contrn Value


17. Replacement:

Do you have any existing annuity contracts or life insurance policies?
[_] No  [_] Yes

Will any existing life insurance or annuity be replaced or will values from another insurance policy or annuity (through loans, surrenders or otherwise) be used to pay premiums for the policy applied for?
[_] No  [_] Yes

If yes, indicate company name and policy number: _______________________________


L-8826

18.  Electronic Consent:

[_] I agree to have prospectus updates, semi-annual reports, proxy solicitation material and other applicable regulatory documents delivered to me on an IBM- and Macintosh-compatible CDRom. I understand that at any time I may change my mind and choose to receive paper copies of applicable regulatory documents by calling (888) 477-9700.

If you do not check the box above, you will receive paper copies of all required regulatory documents. You will not receive electronic copies in addition to paper copies provided.

19. Telephone Authorization:

By signing this application, I authorize and direct Kemper Investors Life Insurance Company (KILICO) to accept telephone instructions from the owner, active representative, and the individual listed below to effect transfers and/or future payment allocation changes. I agree to hold harmless and indemnify KILICO and its affiliates and its collective directors, employees and representatives against any claim arising from such action. I am aware that I may deny the active representative authorization to make telephone transfers by checking the designated box below.

Name of additional authorized individual (if any) ______________________________

____________ ______/______/______
                  Birth Date

[_] I do not authorize the active representative to make telephone transfers on my behalf.

[_] I do not accept this telephone transfer privilege.

20. Signatures:

RECEIPT IS ACKNOWLEDGED OF THE CURRENT PROSPECTUS FOR THE [       ] ANNUITY AND
THE UNDERLYING FUNDS. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND ARE NOT GUARANTEE AS TO DOLLAR AMOUNT. [WITHDRAWALS AND TRANSFERS FROM A GUARANTEE PERIOD THAT ARE MADE PRIOR TO THE END OF THAT GUARANTEE PERIOD ARE SUBJECT TO A MARKET VALUE ADJUSTMENT THAT MAY INCREASE OR DECREASE THE CONTRACT VALUE.]

[_] Please check here if you want a statement of additional information.

I agree that the above statements are true and correct to the best of my knowledge and belief and are made as a basis for my application.


--------------------------------------------------------------------------------  -------------------    -------/------/-------
Application Made at (City)                                                               State                    Date


--------------------------------------------------------------------------------  ---------------------------------------------
Signature of Owner/Trustee                                                        Signature of Joint Owner

21. Registered Representative/Dealer Information:

Does the owner have any existing annuity contracts or life insurance policy?
[_] No  [_] Yes

To the best of your knowledge, will any existing life insurance or annuity be replaced or will values from another insurance policy or annuity (through loans, surrenders or otherwise) be used to pay premiums for the policy applied for?
[_] No [_] Yes (attach replacement forms as required)

If yes, please indicate annuity or life insurance below, enter the plan type code and submit any required replacement forms.

[_] Life Insurance    [_] Annuity    [_] Plan Type Code ________________________

I certify that the information provided by the owner has been accurately recorded; current prospectuses were delivered; no written sales materials other than those approved by the Principal Office were used; and I have reasonable grounds to believe the purchase of the contract applied for is suitable for the owner. Suitability information has been obtained and filed with the broker/dealer.


                                                                                                     -------------------
                                             (        )
-----------------------------------------    ---------------------------    -----------------------  -------------------
Signature Of Registered Representative       Telephone Number               Social Security Number    Comm. Code


                                                                                               -------------------------

-----------------------------------------    ----------------------------------------------    -------------------------
Printed Name Of Registered Representative    Printed Name of Broker/Dealer                      B/D Client Acct.#


-------------------------------------------------------------------------------------------    ---------------------------------
Branch Office Street Address For Contract Delivery                                             Zurich Life Representative Number


-----------------------------------------    ----------------------------------------------    -------------------------
Broker/Dealer Name                           Broker/Dealer Principal Approval                  Date


Mail To: Kemper Investors Life Insurance Company, Attn: Annuity New Business, Suite 6629, 1600 McConnor Parkway, Schaumburg, IL 60173-6802. Make check payable to Kemper Investors Life Insurance Company



L-8826